Exhibit 99.1
PRELIMINARY-SUBJECT TO COMPLETION

Signature of Stockholder Date: Signature of Stockholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH1234 MAIN STREETAPT. 203NEW YORK, NY 10038 PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. x ------------------ ---------------- COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxycard are available at http://www.astproxyportal.com/ast/CASTLIGHT/ MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 00030030000000001000 0 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.IN PERSON - You may vote your shares in person by attending the Special Meeting.GO GREEN - e-Consent makes it easy to go paperless. Withe-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. SPECIAL MEETING OF STOCKHOLDERS OFCASTLIGHT HEALTH, INC.______, 2017 1. To approve the issuance of shares of Castlight Class B common stock in connection with the merger of Neptune Acquisition Subsidiary, Inc., a wholly owned subsidiary of Castlight, with and into Jiff, Inc., with Jiff surviving as a wholly owned subsidiary of Castlight, as contemplated by the Agreement and Plan of Merger and Reorganization, dated as of January 4, 2017, by and among Castlight, Jiff and Neptune Acquisition Subsidiary, Inc.2. To approve the adjournment of the Castlight special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the issuance of the shares of Castlight Class B common stock in connection with the merger The Board of Directors recommends that you vote FOR Proposals 1 and 2.This proxy, when properly executed, will be voted in the manner directed. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. FOR AGAINST ABSTAIN

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 CASTLIGHT HEALTH, INC.Proxy for Special Meeting of Stockholders on ____, 2017Solicited on Behalf of the Board of Directors The stockholder(s) hereby appoint(s) John Doyle and Jennifer Chaloemtiarana, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot,all of the shares of CASTLIGHT HEALTH, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholder(s) to be held at 8:00 AM, PDT on __/__/2017 at the company’s offices at Two Rincon Center, 121 Spear Street, Suite 300, San Francisco, CA94105, and any adjournment or postponement thereof.(Continued and to be signed on the reverse side.) 1.1